Earnings / (loss) per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share Abstract
Earnings Per Share

11.       Earnings / (loss) per Share

All shares issued (including the restricted shares issued under the equity incentive plan) are DCI's common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreement. Unvested shares granted under the Company's incentive plan (146,662 as at December 31, 2011) receive dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. Dividends declared and paid during the 2011 amounted to 4,153,709. The Company did not declare any dividends in the period from January 7, 2010 (inception date) to December 31, 2010. For 2011, the effect of the incremental shares assumed issued, determined in accordance with the antidilution sequencing provisions of ASC 260, was antidilutive. For the period ended December 31, 2010, and on the basis that the Company incurred losses from continuing operations, the effect of incremental shares would be anti-dilutive and therefore basic and diluted losses per share are the same amount.

	2011		2010
	Basic EPS	Diluted EPS	Basic LPS	Diluted LPS
Net income / (loss)	$3,630,038	$3,630,038	$(2,001,361)	$(2,001,361)
Less distributed and undistributed earnings attributable to restricted shares	(33,948)	-	-	-
Net income / (loss) available to common stockholders	3,596,090	3,630,038	(2,001,361)	(2,001,361)

Weighted average number of common shares outstanding	15,536,028	15,536,028	4,449,431	4,449,431
Effect of dilutive restricted shares	-	7,888	-	-
Total shares outstanding	15,536,028	15,543,916	4,449,431	4,449,431

Earnings / (loss) per common share	$0.23	$0.23	$(0.45)	$(0.45)